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                                                                    EXHIBIT 21.1

                  LIST OF SUBSIDIARIES OF GOLDEN TELECOM, INC.
                             AS AT DECEMBER 31, 2002

COMPANY                                                                             JURISDICTION
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
Golden Telecom Group, Inc.                                                            Delaware
SFMT-CIS, Inc.                                                                        Delaware
GTS Finance, Inc.                                                                     Delaware
GTS Ukrainian TeleSystems LLC                                                         Delaware
GTS Mobile Services, Inc.                                                             Delaware
TeleSystems Services, Inc.                                                            Delaware
Golden TeleServices, Inc.                                                             Delaware
GT Equipment Services, Inc.                                                           Delaware
Sovinet, Inc.                                                                         Delaware
SFMT-Rusnet, Inc.                                                                     Delaware
CellUkraine Ltd.                                                                      Delaware
Golden Holdings, Inc.                                                                 Delaware
MCT Corp.                                                                             Delaware
ROL Holdings Ltd.                                                                      Cyprus
Agama Ltd.                                                                             Cyprus
GTS-Vox Ltd.                                                                       England & Wales
Golden Telecom Limited                                                         British Virgin Islands
EDN Sovintel LLC                                                                       Russia
Sovintel, St.Petersburg Branch                                                         Russia
TeleRoss LLC                                                                           Russia
TeleRoss, St. Petersburg Branch                                                        Russia
Nevatelecom LLC                                                                        Russia
TeleRoss, Irkutsk Branch                                                               Russia
TeleRoss, Khabarovsk Branch                                                            Russia
TeleRoss, Arkangelsk Branch                                                            Russia
TeleRoss, Ufa Branch                                                                   Russia
TeleRoss, Novokuznetsk Branch                                                          Russia
TeleRoss-Vladivostok                                                                   Russia
TeleRoss-Novosibirsk                                                                   Russia
TeleRoss-Irkutsk                                                                       Russia
TeleRoss-Tiumen                                                                        Russia
TeleRoss-Ufa                                                                           Russia
TeleRoss-Kubanelectrosvyaz                                                             Russia
TeleRoss-Ekaterinburg                                                                  Russia
TeleRoss-Komi                                                                          Russia
TeleRoss-Arkangelsk                                                                    Russia
TeleRoss-Voronezh                                                                      Russia
TeleRoss-Volgograd                                                                     Russia
TeleRoss-Samara                                                                        Russia
Agency of Business Communication ("ADS") LLC                                           Russia
First Telecommunications Company ("PTK") ZAO                                           Russia
Uralrelcom LLC                                                                         Russia
Cityline ZAO                                                                           Russia
Cityline Kuban ZAO                                                                     Russia
Cityline, St. Petersburg Branch                                                        Russia
Cityline, Kaliningrad Branch                                                           Russia
Cityline Tyumen ZAO                                                                    Russia

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
COMPANY                                                                             JURISDICTION
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
Inforis ZAO                                                                            Russia
E-Stock LLC                                                                            Russia
Golden Telecom LLC                                                                     Ukraine
Golden Telecom, Lvov Branch                                                            Ukraine
Golden Telecom, Odessa Branch                                                          Ukraine
Golden Telecom, Dnepropetrovsk Branch                                                  Ukraine
Golden Telecom, Donetsk Branch                                                         Ukraine
Golden Telecom, Kharkov Branch                                                         Ukraine
Invest Holding LLC                                                                     Ukraine
Sovam Teleport Kiev Branch LLC                                                         Ukraine
SA-Telcom LLP                                                                        Kazakhstan
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